ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

ANNUAL REPORT
JUNE 30, 1999

ALLIANCE CAPITAL





LETTER TO SHAREHOLDERS             ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
_______________________________________________________________________________

August 16, 1999

Dear Shareholder:

This report provides the performance, investment strategy and outlook for the Alliance Bond Fund U.S. Government Portfolio (the "Fund") over the six-month period ended June 30, 1999. The Fund is designed for investors who seek high current income, consistent with prudent investment risk.

INVESTMENT RESULTS
The following table provides the investment results for the Alliance Bond Fund U.S. Government Portfolio for the six- and twelve-month periods ended June 30, 1999. For comparison, we have included the total returns for the Lehman Brothers ("LB") Government Bond Index as well as the results for the Lipper General U.S. Government Funds Average (the "Lipper Average").

During the six-month period under review, your Fund underperformed its benchmark index and the Lipper Average. Part of this underperformance may be attributed to the cost of re-balancing the portfolio in order to take advantage of the Fund's new investment policy guidelines, as discussed in the Fund's semi-annual report dated December 31, 1998. Additionally, some of the securities added to the portfolio underperformed U.S. Treasuries as market volatility rose. Over the longer term, however, we believe that these changes should add fundamental long-term value to the portfolio.


INVESTMENT RESULTS*
Periods Ended June 30, 1999
                                                  TOTAL RETURNS
                                              6 MONTHS      12 MONTHS
                                              --------      ---------

ALLIANCE BOND FUND U.S. GOVERNMENT
  PORTFOLIO
  Class A                                     -2.90%            1.83%
  Class B                                     -3.14%            1.22%
  Class C                                     -3.14%            1.22%

LEHMAN BROTHERS GOVERNMENT BOND
  INDEX                                       -2.27%            3.05%

LIPPER GENERAL U.S. GOVERNMENT FUNDS
  AVERAGE                                     -2.67%            1.48%


* THE FUND'S INVESTMENT RESULTS ARE TOTAL RETURNS FOR THE PERIODS AND ARE BASED ON THE NET ASSET VALUE OF EACH CLASS OF SHARES. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE UNMANAGED LEHMAN BROTHERS ("LB") GOVERNMENT BOND INDEX IS COMPOSED OF THE LB U.S. TREASURY BOND AND AGENCY BOND INDICES, THE LB 1-3 YEAR GOVERNMENT INDEX AND THE LB 20+ YEAR TREASURY INDEX. THE UNMANAGED LIPPER GENERAL U.S. GOVERNMENT FUNDS AVERAGE ("LIPPER AVERAGE") IS BASED ON THE PERFORMANCE OF A UNIVERSE OF FUNDS THAT INVEST AT LEAST 65% OF THEIR ASSETS IN U.S. GOVERNMENT AND AGENCY ISSUES. THESE FUNDS HAVE GENERALLY SIMILAR INVESTMENT OBJECTIVES TO YOUR FUND, ALTHOUGH INVESTMENT POLICIES FOR THE VARIOUS FUNDS MAY DIFFER. FOR THE SIX AND TWELVE-MONTH PERIODS ENDED JUNE 30, 1999, THE LIPPER AVERAGE CONSISTED OF 186 AND 184 FUNDS, RESPECTIVELY. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX OR AN AVERAGE.

     ADDITIONAL INVESTMENT RESULTS APPEAR ON PAGE 3.

MARKET OVERVIEW
The outlook for the global economy continued to brighten during the first six months of 1999. Signs of a strong recovery in East Asia, better-than-expected growth in Japan, and a quick drop in Brazilian interest rates bolstered investor confidence. In the United States, private demand growth has downshifted but remains exceptionally strong, while inflation and unemployment have remained low. With economic activity remaining strong and global liquidity concerns abating, the U.S. Federal Reserve adopted a monetary policy tightening bias in May and increased the Federal Funds rate by 25 basis points, to 5.00%, in June. For the six months ended June 30, 1999, the U.S. yield curve flattened as short- and intermediate-term rates rose more than long-term rates. Two-year U.S. Treasury yields rose from 4.53%, to 5.52%, while thirty-year U.S. Treasury yields rose from 5.09%, to 5.97%.

During the six-month period ended June 30, 1999, the U.S. bond market, as represented by the LB Aggregate Bond Index, declined by 1.4% as economic growth



1


                                   ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
_______________________________________________________________________________

strengthened and the U.S. Federal Reserve raised interest rates. Among the traditional sectors of the U.S. bond market, the mortgage sector recorded the strongest performance, while the U.S. Treasury market recorded the weakest performance. As credit markets continued to stabilize from the turmoil in 1998, and the threat of higher interest rates surfaced, investors moved out of U.S. Treasuries and back into higher-yielding sectors in search of higher returns. The mortgage sector was the main beneficiary of this change in interest-rate expectations. When interest rates rose, mortgage refinancing slowed and mortgage prepayments fell, making mortgage-backed securities more attractive.

INVESTMENT STRATEGY
The shareholder-approved changes in the Fund's investment guidelines went into effect in the beginning of the second quarter of 1999. These changes allow the Fund to diversify some of its holdings into investment-grade fixed-income securities. We decreased our allocation to U.S. Treasury securities as interest rates rose. We maintained our allocation to mortgage-backed securities, which performed well in the rising interest rate environment. Slowing mortgage prepayments made the mortgage-backed sector the best performing domestic fixed-income sector for the period. By the end of the second quarter, approximately one-third of the portfolio was invested in non-Treasury and non-agency securities, with an average rating of AAA. Less than seven percent of the Fund's portfolio is invested in securities rated less than AAA. These securities provide additional yield enhancement to the portfolio. The Fund's largest single asset class outside of U.S. Treasuries is commercial mortgage-backed securities ("CMBS"), which serve as a surrogate for U.S. government agency debentures. AAA-rated CMBS earn approximately sixty basis points more in yield than agency debentures. Going forward, the Fund will continue to utilize investment-grade securities opportunistically to augment the performance of its U.S. government securities portfolio.

OUTLOOK
Globally, growth prospects are improving and inflation pressures remain subdued. While the U.S. economy appears to be moderating somewhat from the robust level of the first quarter, we still estimate that growth for calendar 1999 will be close to the 3.9% pace of 1998. We believe the risks remain toward somewhat tighter monetary policy and higher interest rates. While the non-Treasury sectors of the market appear to be cheap by historical standards, the upward pressure on rates, and liquidity concerns related to this year-end are likely to keep yield premiums wide in the near term. In this environment, security selection will remain focused on longer-term fundamentals, recognizing that near-term liquidity will be limited.

We are cautious in our outlook for high-grade securities at this point. This view is based primarily on the amount of new issue supply that we see coming to market over the next quarter. Furthermore, concerns about liquidity caused by the effects of Y2K are playing an increasing role in determining investor psychology.

Thank you for your continued interest and investment in the Alliance Bond Fund U.S. Government Portfolio. We look forward to reporting its progress to you in the coming months.

Sincerely,


John D. Carifa
Chairman and President


Jeffrey S. Phlegar
Vice President


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


2


INVESTMENT OBJECTIVE AND POLICIES
                                   ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
_______________________________________________________________________________

Alliance Bond Fund U.S. Government Portfolio seeks as high a level of current income that is consistent with prudent investment risk. The Fund invests primarily in U.S. government securities, including mortgage-related securities, repurchase agreements and forward contracts relating to the U.S. government securities. The Fund may also invest in non-U.S. government mortgage-related and asset-backed securities. The average weighted maturity of the Fund's investments varies between one year or less and thirty years.

INVESTMENT RESULTS

NAV AND SEC AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 1999

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                       1.83%         -2.54%
Five years                     6.02%          5.10%
10 Years                       6.81%          6.35%
SEC Yield**                    5.99%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                       1.22%         -1.64%
Five years                     5.26%          5.26%
Since Inception* (a)           5.56%          5.56%
SEC Yield**                    5.53%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                       1.22%          0.27%
Five years                     5.29%          5.29%
Since Inception*               4.16%          4.16%
SEC Yield**                    5.54%


The Fund's investment results represent Average Annual Total Returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1-year 1% contingent deferred sales charge for accounts over $1,000,000.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception: 9/30/91 Class B; 5/3/93 Class C.

**   SEC Yields are based on SEC guidelines and are calculated on 30 days ended
June 30, 1999.

(a)  Assumes conversion of Class B shares into Class A shares after six years.


3


                                   ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
_______________________________________________________________________________

ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
GROWTH OF A $10,000 INVESTMENT 6/30/89 TO 6/30/99

$24,000
$20,000
$16,000
$12,000
$10,000
$8,000

Lehman Brothers Government Bond Index: $21,516

Lipper General U.S. Gov't Funds Average: $19,886

U.S. Government Portfolio Class A: $18,504

6/30/89  6/30/90  6/30/91  6/30/92  6/30/93  6/30/94  6/30/95  6/30/96
6/30/97  6/30/98  6/30/99

This chart illustrates the total value of an assumed $10,000 investment in Alliance Bond Fund U.S. Government Portfolio Class A shares (from 6/30/89 to 6/30/99) as compared to the performance of an appropriate broad-based index, as well as a comparative Lipper Average. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Lehman Brothers (LB) Government Bond Index is composed of the LB Treasury Bond and LB Agency Bond indices.

The Lipper General U.S. Government Funds Average reflects performance of 50 funds (based on the number of funds in the average from 6/30/89 to 6/30/99). These funds have similar investment objectives to Alliance Bond Fund U.S. Government Portfolio, although the investment policies of some funds included in the average may vary.

When comparing Alliance Bond Fund U.S. Government Portfolio to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. Lipper results include fees and expenses.

Alliance Bond Fund U.S. Government Portfolio
Lipper General U.S. Government Funds Average
Lehman Brothers Government Bond Index


4


PORTFOLIO OF INVESTMENTS
JUNE 30, 1999                      ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
_______________________________________________________________________________

                                              PRINCIPAL
                                               AMOUNT
                                                (000)           VALUE
-------------------------------------------------------------------------------

U.S. GOVERNMENT & AGENCY OBLIGATIONS-73.7%
U.S. TREASURY SECURITIES-43.2%
U.S. TREASURY BONDS-39.9%
  5.25%, 11/15/28 (a)                          $ 16,000     $ 14,182,560
  8.125%, 5/15/21 (a)                            49,100       59,794,471
  8.875%, 8/15/17                                24,000       30,660,000
  12.50%, 8/15/14                                65,150       95,922,951
  14.00%, 11/15/11                              110,900      162,225,629
                                                            ------------
                                                             362,785,611
U.S. TREASURY NOTES-3.3%
  5.25%, 5/15/04 (a)                             25,000       24,566,500
  5.50%, 5/15/09 (a)                              5,000        4,884,350
                                                              29,450,850
                                                            ------------
                                                             392,236,461
FEDERAL NATIONAL MORTGAGE ASSOCIATION-12.9%
  Zero coupon, 2/15/08                           22,130       12,767,925
  6.00%, 11/01/13-5/01/14                        92,209       89,067,128
  6.50%, 12/01/99                                15,000       14,779,650
  7.00%, 5/01/29                                    643          635,937
                                                            ------------
                                                             117,250,640
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION-10.0%
Single Family Homes
  7.00%, 12/15/28                                45,267       44,658,363
  8.00%, 3/15/12                                 35,499       36,596,702
  8.15%, 9/15/20                                  6,269        6,518,629
  9.00%, 7/20/24-9/20/24                          3,259        3,447,957
                                                            ------------
                                                              91,221,651
COLLATERALIZED MORTGAGE OBLIGATIONS-6.5%
Federal Home Loan Mortgage Corp.
  Series 1955 Cl.K
  7.50%, 2/20/24                                  5,000        5,062,500
  Series 1748 Cl.B
  8.00%, 6/15/23                                 13,400       13,835,500
Federal National Mortgage Association
  Series 1997-44 Cl.PE
  7.00%, 6/18/21                                 23,884       24,055,487
Government National Mortgage Association
  Series 1997-8 Cl.PI
  7.00%, 9/16/21                                 16,000       16,060,000
                                                            ------------
                                                              59,013,487
FEDERAL AGENCY SECURITY-1.1%
Tennessee Valley Authority
  Series 1993-1 Cl.G
  zero coupon, 11/15/29                          10,000       10,347,900

Total U.S. Government & Agency Obligations
  (cost $690,964,424)                                        670,070,139

COMMERCIAL MORTGAGE BACKED SECURITIES-23.3%
BTC Mortgage Investors Trust
  Series 1997-Cl.D
  6.95%, 12/31/09 (b)                             6,846        6,809,648
BTR 2 Trust
  Series 1999-S1 Cl.C
  5.9175%, 2/28/04 (b)                            5,000        4,999,200
Credit Suisse First Boston Mortgage
  Series 1997-C1 Cl.A1C
  7.24%, 4/20/07                                 10,000       10,071,100
  Series 1997-Cl.B
  7.28%, 6/20/07 (b)                             15,000       14,972,100
First Union Lehman Brothers
  Series 1997-Cl.A2
  6.60%, 5/18/07                                 19,165       18,858,061
Forum Finance Corp. Cl.A
  7.125%, 5/15/04 (b)                             6,875        7,072,450



5


PORTFOLIO OF INVESTMENTS
(CONTINUED)                        ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
_______________________________________________________________________________

                                              PRINCIPAL
                                               AMOUNT
                                                (000)           VALUE
-------------------------------------------------------------------------------

Government Lease Trust
  Series 1999-C1
  4.00%, 5/18/11 (b)                           $  8,725     $  6,685,531
Kidder Peabody Acceptance Corp.
  Series 1994-C
  7.00%, 2/01/06                                  7,000        7,040,460
LB Commercial Conduit Mortgage Trust
  Series 1998-C4 Cl.D
  6.50%, 12/15/08                                17,035       15,730,800
  Series 1999-Cl.A2
  6.78%, 4/15/09                                 28,000       27,772,640
Morgan Stanley Capital I
  Series 1998 Cl.XL2
  6.17%, 10/03/08                                14,360       13,561,728
Nationslink Funding Corp.
  Series 1999-S1L Cl.A1
  5.805%, 2/10/01                                 4,709        4,692,082
Prudential Securities Secured
  Financing Corp.
  Series 1999
  6.48%, 1/15/09                                 50,000       48,468,500
Starwood Commercial Mortgage Trust
  Series 1999 Cl.A2
  6.92%, 2/03/09 (b)                             25,375       25,004,271

Total Commercial Mortgage Backed
  Securities
  (cost $215,859,410)                                        211,738,571

ASSET BACKED SECURITIES-5.8%
ARG Funding Corp.
  Series 1999-3 Cl.A
  5.273%, 8/22/05 (b)                             8,500        8,500,000
Blue Stripe, Ltd.
  Series 1999-Cl.A1
  5.4675%, 6/15/04 (b)                            7,200        7,200,000
Contimortgage Home Equity Loan
  Series 1997-2 Cl.M2F
  7.56%, 4/15/28                                 17,187       16,821,776
Option One Mortgage Securities Corp.
  Series 1999-2
  9.66%, 6/25/29 (b)                              1,991        1,987,035
Peco Energy Transition Trust
  Series 1999-A Cl.A5
  5.264%, 3/01/09                                10,000        9,978,100
Structured Asset Securities Corp.
  Series 1999 Cl.M1
  5.67%, 5/25/29                                  8,100        8,089,875

Total Asset Backed Securities
  (cost $52,885,180)                                          52,576,786

STRIPPED MORTGAGE BACKED SECURITIES-4.4%
LB Commercial Conduit Mortgage Trust
  Series 1999-C1 Cl.X
  0.693%, 7/15/23                               259,500       11,516,610
Prudential Securities Secured
  Financing Corp.
  Series 1999-NRFI Cl.AEC
  0.87%, 10/15/18 (b)                           375,198       19,990,527
Salomon Brothers Mortgage Securities, Inc.
  Series 1999-5
  2.80%, 6/25/29                                154,328        8,102,241

Total Stripped Mortgage Backed Securities
  (cost $39,721,992)                                          39,609,378


6


                                   ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
_______________________________________________________________________________

                                              PRINCIPAL
                                               AMOUNT
                                                (000)           VALUE
-------------------------------------------------------------------------------

COLLATERALIZED MORTGAGE OBLIGATIONS-3.4%
BA Mortgage Securities, Inc. Cl.A
  7.10%, 7/25/26                                $ 6,283   $    6,300,947
Prudential Home Mortgage Securities Co.
  Series 1992-33 Cl.A2
  7.50%, 11/25/22                                14,127       14,250,967
Residential Funding Mortgage Corp.
  Series 1995-S18 Cl.A4
  7.00%, 11/25/10                                 4,578        4,569,216
Securitized Asset Sales, Inc.
  Series 1993-J Cl.B1
  6.81%, 11/28/23                                 5,550        5,501,377

Total Collateralized Mortgage Obiligations
  (cost $30,898,588)                                          30,622,507

REPURCHASE AGREEMENT-0.1%
State Street Bank and Trust Co.
  4.90%, dated 6/30/99,
  due 7/01/99 in the
  amount of $1,100,150
  (collateralized by $1,125,000
  FFCB 31331R,
  5.39%, 4/19/01,
  value $1,124,411)
  (cost $1,100,000)                               1,100   $    1,100,000

TOTAL INVESTMENTS-110.7%
  (cost $1,031,429,594)                                    1,005,717,381
Other assets less liabilities-(10.7%)                        (97,095,968)

NET ASSETS-100%                                           $  908,621,413



(a) Securities, or portions thereof, with an aggregate market value of $66,771,800 have been segregated to collateralize reverse repurchase agreements.

(b) Securities issued in reliance on section 4(2) or Rule 144A of the Securities and Exchange Act of 1933. Rule 144A securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1999, these securities amounted to $103,220,762 representing 11.4% of net assets.

     Glossary:

     FFCB - Federal Farm Credit Bank.


     See notes to financial statements.


7


STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999                      ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
_______________________________________________________________________________

ASSETS
  Investments in securities, at value
    (cost $1,031,429,594)                                      $1,005,717,381
  Cash                                                                202,082
  Receivable for investments sold                                  68,388,455
  Receivable for capital stock sold                                14,983,960
  Interest receivable                                              10,286,943
  Total assets                                                  1,099,578,821

LIABILITIES
  Payable for investment securities purchased                     104,339,413
  Reverse repurchase agreement                                     66,305,595
  Payable for capital stock redeemed                               16,898,675
  Dividends payable                                                 1,729,122
  Advisory fee payable                                              1,257,843
  Distribution fee payable                                            118,127
  Accrued expenses                                                    308,633
  Total liabilities                                               190,957,408

NET ASSETS                                                     $  908,621,413

COMPOSITION OF NET ASSETS
  Capital stock, at par                                        $      126,271
  Additional paid-in capital                                    1,166,093,045
  Distributions in excess of net investment income                 (1,729,122)
  Accumulated net realized loss on investment transactions       (230,151,406)
  Net unrealized depreciation of investments and other assets     (25,717,375)
                                                               $  908,621,413

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share
    ($426,166,659 / 59,248,367 shares of capital stock
    issued and outstanding)                                            $7.19
  Sales charge--4.25% of public offering price                           .32
  Maximum offering price                                               $7.51

  CLASS B SHARES
  Net asset value and offering price per share
    ($338,309,926 / 46,999,325 shares of capital stock
    issued and outstanding)                                             $7.20

  CLASS C SHARES
  Net asset value and offering price per share
   ($144,144,828 / 20,023,142 shares of capital stock
    issued and outstanding)                                             $7.20


See notes to financial statements.


8


STATEMENT OF OPERATIONS
YEAR ENDED JUNE 30, 1999           ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                       $ 74,725,876

EXPENSES
  Advisory fee                                   $ 5,230,595
  Distribution fee - Class A                       1,176,338
  Distribution fee - Class B                       4,017,756
  Distribution fee - Class C                       1,388,522
  Transfer agency                                  1,242,009
  Printing                                           218,815
  Custodian                                          210,467
  Administrative                                     114,411
  Audit and legal                                    102,799
  Registration                                        83,347
  Taxes                                               55,938
  Directors' fees                                     13,512
  Miscellaneous                                       41,619
  Total expenses before interest                  13,896,128
  Interest expense                                   790,800
  Net expenses                                                     14,686,928
  Net investment income                                            60,038,948

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  Net realized loss on investment transactions                    (20,418,077)
  Net change in unrealized appreciation of
    investments and other assets                                  (28,567,511)
  Net loss on investment transactions                             (48,985,588)

NET INCREASE IN NET ASSETS FROM OPERATIONS                       $ 11,053,360


See notes to financial statements.


9


STATEMENT OF CHANGES
IN NET ASSETS                      ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
_______________________________________________________________________________

                                             YEAR ENDED            YEAR ENDED
                                           JUNE 30, 1999         JUNE 30, 1998
                                          ---------------       ---------------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment income                      $ 60,038,948        $ 59,960,724
  Net realized gain (loss) on investment
    transactions                              (20,418,077)          4,547,564
  Net change in unrealized appreciation
    (depreciation) of investments and
    other assets                              (28,567,511)         17,676,067
  Net increase in net assets from
    operations                                 11,053,360          82,184,355

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income
    Class A                                   (26,892,164)        (25,072,563)
    Class B                                   (24,633,071)        (27,489,182)
    Class C                                    (8,513,713)         (7,398,979)
  Distributions in excess of net
    investment income
    Class A                                      (505,653)                 -0-
    Class B                                      (277,687)                 -0-
    Class C                                      (116,468)                 -0-
  Tax return of capital
    Class A                                            -0-         (1,242,637)
    Class B                                            -0-         (1,362,408)
    Class C                                            -0-           (366,705)

CAPITAL STOCK TRANSACTIONS
  Net increase (decrease)                     101,112,314        (104,135,594)
  Total increase (decrease)                    51,226,918         (84,883,713)

NET ASSETS
  Beginning of year                           857,394,495         942,278,208
  End of year                                $908,621,413        $857,394,495


See notes to financial statements.


10


NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1999                      ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of three portfolios: the Corporate Bond Portfolio, the Quality Bond Portfolio and the U.S. Government Portfolio. The Quality Bond Portfolio had not commenced operations as of June 30, 1999, but will be commencing operations on July 1, 1999. Each series is considered to be a separate entity for financial reporting and tax purposes. The accompanying financial statements and notes include the operations of the U.S. Government Portfolio (the "Portfolio") only. The Portfolio offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange are valued at the last reported sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Mortgage backed and asset backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers in such securities. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security.

2. TAXES
It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

4. INCOME AND EXPENSES
All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except that the Portfolio's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.


11


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)                        ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
_______________________________________________________________________________

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to distributions in excess of investment company taxable income, resulted in a net decrease in distributions in excess of net investment income, a net decrease in accumulated net loss on investments and a corresponding decrease in additional paid in capital. This reclassification had no effect on net assets.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at a quarterly rate of .15 of 1% (approximately .60 of 1% on an annual basis) of the first $500 million of the Portfolio's net assets and .125 of 1% (approximately .50 of 1% on an annual basis) of its net assets over $500 million, valued on the last business day of the previous quarter.

Pursuant to the advisory agreement, the Portfolio paid $114,411 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended June 30, 1999.

The Portfolio compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $920,544 for the year ended June 30, 1999.

For the year ended June 30, 1999, the Portfolio's expenses were reduced by $65,217 under an expense offset arrangement with Alliance Fund Services.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Portfolio's shares. The Distributor has advised the Fund that it has received front-end sales charges of $116,944 from the sale of Class A shares and $8,849, $370,767 and $78,615 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended June 30, 1999.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Portfolio has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the Portfolio's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $7,941,217, and $4,847,754 for Class B and Class C shares, respectively; such costs may be recovered from the Portfolio in future periods as long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.


NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $478,812,517 and $148,661,320, respectively, for the year ended June 30, 1999. There were purchases of $3,073,124,774 and sales of $3,089,570,612


12


of U.S. government and government agency obligations for the year ended June 30, 1999.

At June 30, 1999, the cost of investments for federal income tax purposes was $1,033,451,553. Accordingly, gross unrealized appreciation of investments was $1,044,656 and gross unrealized depreciation of investments was $28,778,828, resulting in net unrealized depreciation of $27,734,172.

At June 30, 1999, the Portfolio had a capital loss carry-forward for federal income tax purposes of $200,126,928, of which $83,016,947 expires in the year 2003; $61,544,081 expires in the year 2004; $51,829,521 expires in the year 2005 and $3,736,379 expires in the year 2006. During the tax year ended June 30, 1999, $114,601 of the capital loss carryforward expired unutilized.

1. FINANCIAL FUTURES CONTRACTS
The Portfolio may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these financial instruments.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. At June 30, 1999, the Portfolio had no outstanding futures contracts.

2. OPTIONS TRANSACTIONS
For hedging and investment purposes, the Portfolio purchases and writes (sells) put and call options on debt securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from option transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security purchased by the Portfolio. The risk involved in writing an option is that, if the option was exercised the underlying security could then be purchased or sold by the Portfolio at a disadvantageous price.

There were no written options for the year ended June 30, 1999.


13


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)                        ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
_______________________________________________________________________________

NOTE E: CAPITAL STOCK
There are 600,000,000 shares of $.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each class consists of 200,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                       JUNE 30,      JUNE 30,       JUNE 30,        JUNE 30,
                         1999          1998           1999            1998
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold           19,224,210    10,804,046   $ 145,163,835   $  81,364,926
Shares issued in
  reinvestment of
  dividends and
  distributions        1,728,659     1,651,986      13,009,221      12,448,223
Shares converted
  from Class B        11,651,921     2,908,590      86,786,935      21,971,601
Shares redeemed      (19,949,212)  (16,621,353)   (149,785,083)   (125,182,615)
Net increase
  (decrease)          12,655,578    (1,256,731)  $  95,174,908   $  (9,397,865)

CLASS B
Shares sold           24,468,480     6,931,240   $ 185,888,333   $  52,278,662
Shares issued in
  reinvestment of
  dividends and
  distributions        1,662,969     1,813,058      12,540,058      13,660,347
Shares converted
  to Class A         (11,639,868)   (2,908,590)    (86,786,935)    (21,971,601)
Shares redeemed      (19,011,200)  (17,960,112)   (143,440,490)   (135,276,839)
Net decrease          (4,519,619)  (12,124,404)  $ (31,799,034)  $ (91,309,431)

CLASS C
Shares sold           13,380,912     4,489,582   $ 101,866,687   $  34,077,964
Shares issued in
  reinvestment of
  dividends and
  distributions          711,129       651,004       5,357,332       4,904,415
Shares redeemed       (9,170,674)   (5,630,703)    (69,487,579)    (42,410,677)
Net increase
  (decrease)           4,921,367      (490,117)  $  37,736,440   $  (3,428,298)


NOTE F: REVERSE REPURCHASE AGREEMENTS
Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

As of June 30, 1999, the Portfolio had entered into the following reverse repurchase agreements:

    AMOUNT                BROKER                 INTEREST RATE     MATURITY
    ------                ------                 -------------     --------
  $ 4,843,750       Goldman Sachs & Co.            3.38%         July 2, 1999
  $13,940,000       Morgan Stanley Group, Inc.     3.65%         July 2, 1999
  $24,437,500       Morgan Stanley Group, Inc.     4.25%         July 6, 1999
  $23,061,250       Morgan Stanley Group, Inc.     5.05%         July 7, 1999

For the year ended June 30, 1999, the maximum amount of reverse repurchase agreements outstanding was $151,462,500, the average amount outstanding was approximately $80,474,793, and the daily weighted average interest rate was 2.97%.


14


                                   ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
_______________________________________________________________________________

NOTE G: BANK BORROWING
A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $750 million revolving credit facility (the "Facility") to provide short-term financing if necessary, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended June 30, 1999.


15


FINANCIAL HIGHLIGHTS               ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                       CLASS A
                                           -----------------------------------------------------------------
                                                                   YEAR ENDED JUNE 30,
                                            -----------------------------------------------------------------
                                                1999         1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $ 7.57       $ 7.41       $ 7.52       $ 7.96       $ 7.84

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .52(a)       .54(a)       .57(a)       .58          .64
Net realized and unrealized gain (loss)
   on investment transactions                   (.37)         .18         (.10)        (.44)         .13
Net increase in net asset value
   from operations                               .15          .72          .47          .14          .77

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.52)        (.54)        (.57)        (.58)        (.65)
Distribution in excess of net
  investment income                             (.01)          -0-          -0-          -0-          -0-
Tax return of capital                             -0-        (.02)        (.01)          -0-          -0-
Total dividends and distributions               (.53)        (.56)        (.58)        (.58)        (.65)
Net asset value, end of year                  $ 7.19       $ 7.57       $ 7.41       $ 7.52       $ 7.96

TOTAL RETURN
Total investment return based on net
  asset value (b)                               1.83%       10.02%        6.49%        1.74%       10.37%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $426,167     $352,749     $354,782     $397,894     $463,660
Ratio of expenses to average net assets         1.17%        1.06%        1.02%        1.01%        1.01%
Ratio of expenses to average net assets,
  excluding interest expense                    1.08%          -0-          -0-          -0-          -0-
Ratio of net investment income to average
  net assets                                    6.86%        7.08%        7.66%        7.38%        8.27%
Portfolio turnover rate                          320%         153%         330%         334%         190%


See footnote summary on page 18.


16

                                   ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                       CLASS B
                                            -----------------------------------------------------------------
                                                                   YEAR ENDED JUNE 30,
                                            -----------------------------------------------------------------
                                                1999         1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $ 7.57       $ 7.41       $ 7.52       $ 7.96       $ 7.84

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .46(a)       .48(a)       .52(a)       .52          .58
Net realized and unrealized gain (loss)
  on investment transactions                    (.36)         .18         (.10)        (.44)         .13
Net increase in net asset value
  from operations                                .10          .66          .42          .08          .71

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.46)        (.48)        (.52)        (.52)        (.59)
Distributions in excess of net
  investment income                             (.01)          -0-          -0-          -0-          -0-
Tax return of capital                             -0-        (.02)        (.01)          -0-          -0-
Total dividends and distributions               (.47)        (.50)        (.53)        (.52)        (.59)
Net asset value, end of year                  $ 7.20       $ 7.57       $ 7.41       $ 7.52       $ 7.96

TOTAL RETURN
Total investment return based on net
  asset value (b)                               1.22%        9.20%        5.69%        1.01%        9.52%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $338,310     $390,253     $471,889     $628,628     $774,097
Ratio of expenses to average net assets         1.87%        1.76%        1.73%        1.72%        1.72%
Ratio of expenses to average net assets,
  excluding interest expense                    1.79%          -0-          -0-          -0-          -0-
Ratio of net investment income to average
  net assets                                    6.13%        6.37%        6.95%        6.67%        7.57%
Portfolio turnover rate                          320%         153%         330%         334%         190%


See footnote summary on page 18.


17


FINANCIAL HIGHLIGHTS (CONTINUED)
                                   ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                       CLASS C
                                            -----------------------------------------------------------------
                                                                   YEAR ENDED JUNE 30,
                                            -----------------------------------------------------------------
                                                1999         1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $ 7.57       $ 7.41       $ 7.52       $ 7.96       $ 7.83

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .46(a)       .48(a)       .52(a)       .52          .58
Net realized and unrealized gain (loss)
  on investment transactions                    (.36)         .18         (.10)        (.44)         .14
Net increase in net asset value
  from operations                                .10          .66          .42          .08          .72

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment
  income                                        (.46)        (.48)        (.52)        (.52)        (.59)
Distribution in excess of net
  investment income                             (.01)          -0-          -0-          -0-          -0-
Tax return of capital                             -0-        (.02)        (.01)          -0-          -0-
Total dividends and distributions               (.47)        (.50)        (.53)        (.52)        (.59)
Net asset value, end of year                  $ 7.20       $ 7.57       $ 7.41       $ 7.52       $ 7.96

TOTAL RETURN
Total investment return based on net
  asset value (b)                               1.22%        9.21%        5.69%        1.01%        9.67%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $144,145     $114,392     $115,607     $166,075     $181,948
Ratio of expenses to average net assets         1.87%        1.76%        1.72%        1.71%        1.71%
Ratio of expenses to average net assets,
  excluding interest expense                    1.78%          -0-          -0-          -0-          -0-
Ratio of net investment income to average
  net assets                                    6.13%        6.38%        6.96%        6.68%        7.59%
Portfolio turnover rate                          320%         153%         330%         334%         190%


(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return.


18


REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS               ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

We have audited the accompanying statement of assets and liabilities of Alliance Bond Fund U.S. Government Portfolio (one of the portfolios comprising the Alliance Bond Fund, Inc.), including the portfolio of investments, as of June 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Bond Fund U.S. Government Portfolio at June 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


New York, New York
August 6, 1999


19


                                   ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)

OFFICERS
WAYNE D. LYSKI, SENIOR VICE PRESIDENT
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
JEFFREY S. PHLEGAR, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
JUAN J. RODRIGUEZ, CONTROLLER

CUSTODIAN
STATE STREET BANK & TRUST COMPANY
225 Franklin Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019

LEGAL COUNSEL
SEWARD & KISSEL LLP
One Battery Park Plaza
New York, NY 10004


(1)  Member of the Audit Committee.


20


THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance High Yield Fund
Alliance Mortgage Securities Income Fund
Alliance Limited Maturity Government Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term U.S. Government Fund

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Environment Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Select Investors Series - Premier Portfolio

GROWTH & INCOME
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Real Estate Investment Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Global Small Cap Fund
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance Greater China '97 Fund
Alliance International Fund
Alliance International Premier Growth Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

INSTITUTIONAL
Premier Growth
Quasar
Real Estate Investment

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
Alliance Capital Reserves
Alliance Government Reserves
Alliance Institutional Reserves
    Prime Portfolio
    Government Portfolio
    Tax-Free Portfolio
    Treasury Portfolio
    Trust Portfolio
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    Massachusetts Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    General Municipal Portfolio
    Government Portfolio


21


ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

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